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                            FOURTH AMENDMENT TO THE
                          FIRST AMENDED AND RESTATED
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                       SAUL HOLDINGS LIMITED PARTNERSHIP



     THIS FOURTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL HOLDINGS LIMITED PARTNERSHIP (this "Fourth Amendment"), dated as of Dec. 1, 1996, is entered into by the undersigned
                         ------
parties.

W I T N E S S E T H

     WHEREAS, Saul Holdings Limited Partnership (the "Partnership") was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16, 1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the "Original Agreement");

     WHEREAS, the Original Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated August 26, 1993, which was further amended by that certain First Amendment dated August 26, 1993, by that certain Second Amendment dated March 31, 1994, and by that certain Third Amendment dated July 21, 1994 (as amended, the "Agreement");

     WHEREAS, the General Partner of the Partnership has established its Dividend Reinvestment and Stock Purchase Plan (the "Plan"), which provides, among other things, that the limited partners of the Partnership can elect to invest some or all of their cash distributions received from the Partnership in REIT Shares and that the General Partner will invest all funds received under the Plan in the Partnership as an additional capital contribution;

     WHEREAS, the undersigned parties, constituting all of the Partners of the Partnership, desire to amend the Agreement (i) to appropriately reflect the additional capital contributions that the General Partner will be making to the Partnership pursuant to the Plan, and (ii) to provide Limited Partners with the option of making capital contributions to the Partnership of cash distributions that the might otherwise be invested in REIT Shares pursuant to the Plan.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:


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1. The definition of "Value" in Article I is amended by inserting the following at the end of the first sentence thereof:

     ; provided, however, that with respect to REIT Shares issued pursuant to a dividend reinvestment plan as set forth in Section 4.7 and with respect to
     Section 4.8, "Value" as of any date means the closing price of the REIT Shares as of such date.

2. The following Sections 4.7 and 4.8 are hereby inserted after Section 4.6:

     Section 4.7 Dividend Reinvestment Plan
                 --------------------------
     If the General Partner establishes a dividend reinvestment plan, and cash dividends or other cash distributions are invested in REIT Shares pursuant to such plan:

     (1) the General Partner shall, as soon as practicable after receiving such distributions, contribute to the capital of the Partnership an amount equal to the cash dividends or other cash distributions received for the REIT Shares; and

     (2) the General Partner shall, as of the date on which the REIT Shares are issued pursuant to such plan, be deemed to have contributed to the Partnership as Contributed Funds pursuant to Section 4.2.A(2) hereof an amount equal to the Value (computed as of the date on which such distributions are invested in REIT Shares pursuant to such plan) of the REIT Shares delivered by the General Partner pursuant to such plan; and

     (3) the General Partner's Partnership Interest and the Partnership Interests of the Limited Partners shall be adjusted as set forth in
          Section 4.2

     Section 4.8 Optional Investment of Cash Distributions
                 -----------------------------------------
     If the General Partner establishes a dividend reinvestment plan pursuant to which Limited Partners may invest cash distributions in additional REIT Shares, and for so long as such plan remains in effect:

     (1) the Limited Partners may make additional Capital Contributions to the Partnership of the cash distributions from the Partnership;

     (2) any Limited Partner who elects to make such an additional Capital Contribution shall receive additional Partnership Units

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          equal to the number of REIT Shares such Limited Partner would have received had it invested such cash distribution in REIT Shares pursuant to such plan;

     (3) the Limited Partner shall, as of the date on which such cash distribution, if any, is invested in the Partnership, be deemed to have contributed to the Partnership as an additional Capital Contribution an amount equal to the Value (computed as of the date on which such distributions are invested in the Partnership) of the REIT Shares that would have been delivered to such Limited Partner by the General Partner had such cash distribution been invested pursuant to such plan; and

     (4) the General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the increase in the Partnership Interest of each Limited Partner who elects to invest cash distributions in the Partnership pursuant to this Section 4.8, and the General Partner shall promptly after each such investment deliver a copy of such amendment to each Limited Partner.

3. Except as the context may otherwise require, any terms used in this Fourth Amendment that are defined in the Agreement shall have the same meaning for purposes of this Fourth Amendment as in the Agreement.

4. Except as herein amended, the Agreement is hereby ratified, confirmed and reaffirmed for all purposes and in all respects.

5. This Fourth Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Fourth Amendment immediately upon affixing its signature hereto.

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IN WITNESS WHEREOF, the undersigned parties have executed this Fourth Amendment as of the date first written above.


                                   GENERAL PARTNER
                                   ---------------
                                   SAUL CENTERS, INC.
                                   a Maryland corporation


                                   By:     /s/ Philip D. Caraci
                                   Name:   Philip Caraci
                                   Title:  President



                                   LIMITED PARTNERS
                                   ----------------
                                   B. F. SAUL REAL ESTATE INVESTMENT TRUST, a
                                   Maryland unincorporated business trust

                                   By:     /s/ Philip D. Caraci
                                   Name:   Philip D. Caraci
                                   Title:  Senior Vice President

                                   Attest: /s/ Jeannell L. Christian
                                   Name:   Jeannell L. Christian
                                   Title:  Assistant Secretary

                                   WESTMINSTER INVESTING CORPORATION, a
                                   New York corporation

                                   By:     /s/ B. Francis Saul III
                                   Name:   B. Francis Saul III
                                   Title:  Executive Vice President


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                                   VAN NESS SQUARE CORPORATION, a
                                   Maryland corporation

                                   By:     /s/ B. Francis Saul III
                                   Name:   B. Francis Saul III
                                   Title:  President

                                   DEARBORN CORPORATION, a
                                   Delaware corporation

                                   By:     /s/ Philip D. Caraci
                                   Name:   Philip D. Caraci
                                   Title:  President

                                   FRANKLIN PROPERTY COMPANY, a
                                   Maryland corporation

                                   By:     /s/ Philip D. Caraci
                                   Name:   Philip Caraci
                                   Title:  President


                                   AVENEL EXECUTIVE PARK PHASE II, INC., a
                                   Maryland corporation

                                   By:     /s/ Philip D. Caraci
                                   Name:   Philip Caraci
                                   Title:  President

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